UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2017

Tesco Corporation
(Exact name of registrant as specified in its charter)

Alberta	76-0419312
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

11330 Clay Road Suite 350 Houston, Texas	77041
(Address of Principal Executive Offices)	(Zip Code)
713-359-7000
(Registrant’s telephone number, including area code)

Commission File Number:  001-34090

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangement of Michael J. Niedermaier.

On August 15, 2017, the Company entered into a retention incentive letter agreement with Michael J. Niedermaier, the Company’s Vice President, Eastern Hemisphere, in accordance with the Arrangement Agreement dated August 13, 2017, by and among Tesco Corporation, Nabors Industries Ltd, and Nabors Maple Acquisition Ltd. (which was previously disclosed on the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 14, 2017). The retention incentive letter agreement provides that, subject to Mr. Niedermaier’s continued employment with the Company through the thirtieth (30th) day following the close of the transaction wherein Nabors Industries Ltd. acquires all outstanding shares of common stock of the Company (the “Arrangement”), he will be entitled to receive an amount equal to twenty-five thousand U.S. dollars ($25,000 USD) (the “Retention Payment”), less all applicable taxes and withholdings.

The retention incentive letter agreement also provides that in the event Mr. Niedermaier’s employment is terminated by the Company, without cause, after the closing of the Arrangement but prior to the thirtieth (30th) day following the close of the Arrangement, then, subject to Mr. Niedermaier’s execution and non-revocation of a general release in favor of the Company and Nabors Industries Ltd. of all claims, he will be entitled to receive the Retention Payment within sixty (60) days following the date of such termination.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and shall not constitute an offer to sell or the solicitation of any offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Additional Information about the Arrangement

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed transaction between the Company, Nabors Industries, Ltd. and Nabors Maple Acquisition Ltd. anticipates that the sale of Nabors shares will be exempt from registration under the Securities Act, pursuant to Section 3(a)(10) of the Securities Act. Consequently, the Nabors shares will not be registered under the Securities Act or any state securities laws. In connection with the proposed transactions, the Company intends to file with the SEC a proxy statement in respect of the meeting of its security holders to approve the Arrangement, and other relevant documents to be mailed by the Company to its security holders in connection with the Arrangement. The Company’s proxy statement will also be filed with the Canadian securities regulators.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS RELATED TO THE ARRANGEMENT WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about the Company, Nabors, and the proposed transactions. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC and the Canadian securities regulators free of charge at the SEC’s website, www.sec.gov and at the System for Electronic Document Analysis and Retrieval (SEDAR) maintained by the Canadian Securities Administrators at www.sedar.com. In addition, a copy of the Company’s proxy statement (when it becomes available) may be obtained free of charge from the Company’s investor relations website at http://www.tescocorp.com. Investors and security holders may also read and copy any reports, statements and other information filed by the Company, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies for its security holder approvals to be obtained for the Arrangement. Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC by the Company on March 27, 2017 in connection with its 2017 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC and the Canadian securities regulators when they become available. As noted above, you can obtain free copies of this document from the website maintained by the SEC at www.sec.gov and from the Company using the contact information above.

Cautionary Language Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of Canadian and United States securities laws, including the United States Private Securities Litigation Reform Act of 1995. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward-looking statements. Forward-looking information is often, but not always identified by the use of words such as "anticipate," "believe," "expect," "plan," "intend," "forecast," "target," "project," "may,"

"will," "should," "could," "estimate," "predict" or similar words suggesting future outcomes or language suggesting an outlook. Forward-looking statements in this press release include, but are not limited to, statements with respect to expectations of our prospects, future revenue, earnings, activities and technical results.

Such forward-looking statements may include, but are not limited to, statements regarding the expected timing of the completion of the Arrangement; the ability to complete the Arrangement considering the various closing conditions; the benefits of such transaction and its impact on the participants’ businesses; various events which could disrupt the Company’s or Nabors’ operations; any projections of economic prospects, earnings, revenues or other financial items; any statements regarding the plans, strategies and objectives for future operations; any statements of expectation or belief; any statements regarding general industry conditions and competition; any statements regarding economic conditions, such as interest rate, commodity prices and currency exchange rate fluctuations; any statements regarding timing of development or potential expansion or improvements; any statements regarding commodity prices; and any statements of assumptions underlying any of the foregoing. In addition, if and when the Arrangement is consummated, there will be risks and uncertainties related to Nabors’ ability to successfully integrate the operations and employees of Nabors and the Company as well as the ability to ensure continued performance or market growth of the Company’s business and operations.

Forward-looking statements and information are based on current beliefs as well as assumptions made by, and information currently available to, us concerning anticipated financial performance, business prospects, strategies and regulatory developments. Although management considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect. The forward-looking statements in this report are made as of the date it was issued and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks that outcomes implied by forward-looking statements will not be achieved. We caution readers not to place undue reliance on these statements as a number of important factors could cause the actual results to differ materially from the beliefs, plans, objectives, expectations and anticipations, estimates and intentions expressed in such forward-looking statements.

These risks and uncertainties include, but are not limited to, the impact of: levels and volatility of oil and gas prices; cyclical nature of the energy industry and credit risks of our customers; fluctuations of our revenue and earnings; operating hazards inherent in our operations; changes in governmental regulations, including those related to the climate and hydraulic fracturing; consolidation or loss of our customers; the highly competitive nature of our business; technological advancements and trends in our industry, and improvements in our competitors’ products; global economic and political environment, and financial markets; terrorist attacks, natural disasters and pandemic diseases; our presence in international markets, including political or economic instability, currency restrictions and trade and economic sanctions; cybersecurity incidents; protecting and enforcing our intellectual property rights; changes in, or our failure to comply with, environmental regulations; failure of our manufactured products and claims under our product warranties; availability of raw materials, component parts and finished products to produce our products, and our ability to deliver the products we manufacture in a timely manner; retention and recruitment of a skilled workforce and key employees; and ability to identify and complete acquisitions. These risks and uncertainties may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. When relying on our forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events.

Copies of our Canadian public filings are available through www.tescocorp.com and on SEDAR at www.sedar.com. Our U.S. public filings are available at www.sec.gov and through www.tescocorp.com.

The risks included here are not exhaustive. Refer to "Part I, Item 1A - Risk Factors" in our most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q for further discussion regarding our exposure to risks. Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such factors, nor to assess the impact such factors might have on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

Date: August 21, 2017	By:	/s/ Christopher L. Boone
Christopher L. Boone, Senior Vice President and Chief Financial Officer